        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 2000
                                                   REGISTRATION NO. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              WEBTRENDS CORPORATION
             (Exact name of Registrant as specified in its charter)

           OREGON                                        93-1123283
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                        851 S.W. SIXTH AVENUE, SUITE 1200
                             PORTLAND, OREGON 97204
          (Address of principal executive offices, including zip code)

         WEBTRENDS CORPORATION AMENDED AND RESTATED 1998 STOCK INCENTIVE
                               COMPENSATION PLAN
                            (Full title of the plans)

                                 SUSAN E. KIPPER
                              LAWCO OF OREGON, INC.
                        1211 SW FIFTH AVENUE, SUITE 1500
                             PORTLAND, OREGON 97204
                                 (503) 727-2000
 (Name, address and telephone number, including area code, of agent for service)
                             ----------------------
                                    COPY TO:

                                  ROY W. TUCKER
                                PERKINS COIE LLP
                        1211 SW FIFTH AVENUE, SUITE 1500
                             PORTLAND, OREGON 97204

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================
   Title of Securities           Number to         Proposed       Proposed Maximum    Amount of
     to Be Registered                Be             Maximum          Aggregate      Registration
                                Registered(1)    Offering Price    Offering Price        Fee
------------------------------------------------------------------------------------------------
Common Stock, without par         1,298,000        $30.0625(2)     $39,021,125(2)      $10,302
value, under the WebTrends
Corporation 1998 Stock
Incentive Compensation Plan
================================================================================================

(1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to such employee benefit plans as the result of any future stock split, stock dividend or similar adjustment of the Registrant's outstanding Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low price reported by the Nasdaq National Market System on August 7, 2000.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

      The registrant hereby incorporates by reference the contents of the following Registration Statement on Form S-8: Registration Statement No. 333-72653, dated February 19, 1999.

ITEM 8.  EXHIBITS

    Exhibit
     Number                                        Description
    -------                                        -----------
       5.1        Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered

      23.1        Consent of KPMG LLP

      23.2        Consent of Perkins Coie LLP (included in opinion filed as Exhibit 5.1)

      24.1        Power of Attorney (see signature page)

      99.1        WebTrends Corporation Amended and Restated 1998 Stock Incentive Compensation
                  Plan (incorporated by reference to Exhibit 10.1 to the Company's annual report on form
                  10-K for the year ended December 31, 1999)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on the 8 day of AUGUST, 2000.

                                  WEBTRENDS CORPORATION

                                  /s/ Elijahu Shapira
                                  ---------------------------------------------
                                  By:  Elijahu Shapira, Chief Executive Officer


                                POWER OF ATTORNEY

        Each person whose individual signature appears below hereby authorizes Elijahu Shapira and W. Glen Boyd, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on the behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on the 8 day of August, 2000.

                  SIGNATURE                                            TITLE
                  ---------                                            -----
        /s/ Elijahu Shapira                     Chief Executive Officer and Director (Principal
--------------------------------------------    Executive Officer)
               Elijahu Shapira

        /s/ W. Glen Boyd                        President, Chief Technical Officer and Director
--------------------------------------------
                 W. Glen Boyd

        /s/ James T. Richardson                 Vice President, Secretary, Chief Financial Officer
--------------------------------------------    and Chief Accounting Officer (Principal Financial
             James T. Richardson                and Accounting Officer)


        /s/ Michael Burmeister Brown            Director
--------------------------------------------
           Michael Burmeister-Brown

        /s/ John W. Ryan                        Director
--------------------------------------------
                 John W. Ryan

                                                Director
--------------------------------------------
               Srivats Sampath

                                INDEX TO EXHIBITS

    Exhibit
     Number                                          Description
    -------                                          -----------
      5.1         Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered

     23.1         Consent of KPMG LLP

     23.2         Consent of Perkins Coie LLP (included in opinion filed as Exhibit 5.1)

     24.1         Power of Attorney (see signature page)

     99.1         WebTrends Corporation Amended and Restated 1998 Stock Incentive Compensation Plan
                  (incorporated by reference to Exhibit 10.1 to the Company's annual report on form 10-K for the year ended December 31, 1999)